Exhibit 99.1

Supplemental Historical Financial Information

Pilgrim’s Pride Corporation

Net Sales by Primary Market Line

for the Three Months Ended:

The following table sets forth net sales attributable to each of our primary product lines and markets served with those products. We based the table on our internal sales reports and their classification of product types and customers. The information in these tables should be read in conjunction with the information in our SEC filings, including the discussion of our primary product lines and markets served with those products included in our most recent Annual Report on Form 10-K.

(in thousands)	Sep 25, 2011	Sep 26, 2010
Chicken Sales:
United States
Prepared Foods:
Foodservice	$412,759	$468,504
Retail	$100,333	$105,476

Total Prepared Foods	$513,092	$573,980
Fresh Chicken:
Foodservice	$546,755	$464,704
Retail	$265,099	$265,193

Total Fresh Chicken	$811,854	$729,897
Export and Other Export:
Prepared Foods	$18,025	$18,929
Chicken	$177,892	$99,366

Total Export (b)	$195,917	$118,295
Other Chicken By Products	$3,995	$3,963

Total Export and Other	$199,911	$122,257

Total U.S. Chicken	$1,524,858	$1,426,135

Mexico:	$182,169	$147,412
Total Chicken Sales	$1,707,027	$1,573,547

Total Prepared Foods	$531,117	$592,909
Sale of Other Products
U.S.	$173,322	$139,051

Mexico	$10,876	$7,251

Total Other Products	$184,197	$146,303

Total Net Sales	$1,891,224	$1,719,850

	Sep 25, 2011	Sep 26, 2010
Chicken Sales:
U.S. Chicken Sales:
Prepared Foods:
Foodservice	26.9%	32.8%
Retail	6.6%	7.4%

Total Prepared Foods	33.5%	40.2%
Fresh Chicken:
Foodservice	35.9%	32.6%
Retail	17.4%	18.6%

Total Fresh Chicken	53.3%	51.2%
Export and Other Export:
Prepared Foods	1.2%	1.3%
Chicken	11.7%	7.0%

Total Export	12.9%	8.3%
Other Chicken By Products	0.3%	0.3%

Total Export and Other(b)	13.2%	8.6%

Total U.S. Chicken	100.0%	100.0%

Pilgrim’s Pride Corporation

Selected Financial Data

for the Three Months Ended:

Our selected financial data is derived from our financial statements. Historical results should not be taken as necessarily indicative of the results that may be expected for any future period. You should read this financial data in conjunction with the appropriate period financial statements and the related notes and “Management’s Discussion and Analysis of Results of Operations and Financial Condition” included in our SEC filings.

	Sep 25, 2011	Sep 26, 2010
Income Statement Data:
Net sales	$1,891,224	$1,719,850
Non-recurring recoveries	—	—
Asset impairment and restructuring charges	—	2,525
Gross margin	(62,387)	157,294
Goodwill Impairment	—	—
Selling, general and administrative expenses	51,197	45,096
Restructuring and related costs	11,472	(1,006)
Operating income (loss)	(125,056)	113,204
Interest expense, net	27,607	25,846
Miscellaneous, net	10,197	(1,676)
Loss on early extinguishment of debt	—	—
Restructuring items, net	—	—
Income (loss) before restructuring & income taxes from continuing operations	(162,860)	89,034
Income tax expense (benefit)	(60)	30,512
Income (loss) from continuing operations	(162,800)	58,522
Extraordinary charge - net of tax	—	—
Income (loss) from operation of discontinued business, net of tax	—	—
Gain on sale of discontinued business, net of tax	—	—
Net income (loss)	(162,800)	58,522
Net income (loss) attributable to noncontrolling interest	(284)	596
Net income (loss) attributable to Pilgrim’s Pride	$(162,516)	$57,926
Per Common Share Data: (d)
Income (loss) from continuing operations	$(0.76)	$0.27
Extraordinary charge - early repayment of debt	—	—
Income (loss) from operation of discontinued business, net of tax	—	—
Gain on sale of discontinued business, net of tax	—	—
Net Income (loss)	$(0.76)	$0.27
Cash dividends	$—	$—
Book value	$3.10	$4.84
Balance Sheet Summary:
Working capital	$826,731	$821,087
Total assets	$2,999,686	$3,017,981
Notes payable and current maturities of long-term debt	$15,609	$75,355
Long-term debt, less current maturities	$1,458,890	$1,166,606
Note payable to JBS USA Holdings, Inc.	$50,000	—
Total debt	$1,524,499	$1,241,961
Senior secured debt (included in Total Debt)	$—	$—
Total stockholders’ equity	$663,922	$1,036,239
Cash Flow Summary:
Operating cash flow	$10,692	$37,250
Depreciation & amortization (a)	$53,631	$57,924
Capital expenditures	$18,717	$41,594
Business acquisitions	$—	$—
Financing activities, net	$10,499	$3,642
Cashflow Ratios:
EBITDA (b)	$(84,137)	$169,078
EBITDA (last four qtrs.)	$(85,426)	$317,803
Adjusted EBITDA	$(72,381)	$170,001
Adjusted EBITDA (last four qtrs.)	$(47,634)	$422,047
Key Indicators (as a percentage of net sales):
Gross margin	-3.3%	9.1%
Selling, general and administrative expenses	2.7%	2.6%
Operating income (loss)	-6.6%	6.6%
Interest expense, net	1.5%	1.5%
Income (loss) from continuing operations	-8.6%	3.4%
Net income (loss)	-8.6%	3.4%
(a) Includes amortization of capitalized financing costs of approximately	$2,515	$3,726

(b) “EBITDA” is defined as the sum of income (loss) from continuing operations plus interest, taxes, depreciation and amortization. “Adjusted EBITDA” is defined as the sum of EBITDA plus restructuring charges, reorganization items and loss on early extinguishment of debt less net income attributable to noncontrolling interests. EBITDA is presented because it is used by us and we believe it is frequently used by securities analysts, investors and other interested parties, in addition to and not in lieu of results prepared in conformity with accounting principles generally accepted in the US (“GAAP”), to compare the performance of companies. We believe investors would be interested in our Adjusted EBITDA because this is how our management analyzes EBITDA from continuing operations. The Company also believes that Adjusted EBITDA, in combination with the Company’s financial results calculated in accordance with GAAP, provides investors with additional perspective regarding the impact of certain significant items on EBITDA and facilitates a more direct comparison of its performance with its competitors. EBITDA and Adjusted EBITDA are not measurements of financial performance under GAAP. They should not be considered as an alternative to cash flow from operating activities or as a measure of liquidity or an alternative to net income as indicators of our operating performance or any other measures of performance derived in accordance with GAAP.

Net Income from continuing operations	$(162,800)	$58,522
Add:
Income Tax Expense (benefit)	(60)	30,512
Interest expense, net	27,607	25,846
Depreciation and amortization from continued operations	53,631	57,924
Minus:
Amortization of capitalized financing costs	2,515	3,726

EBITDA	($84,137)	$169,078
Add:
Restructuring charges, net	11,472	1,519
Reorganization items, net	—	—
Loss on early extinguishment of debt	—	—
Goodwill Impairment
Minus:
Net income (loss) attributable to noncontrolling interest	(284)	596

Adjusted EBITDA	($72,381)	$170,001

Pilgrim’s Pride Corporation

Sales Segments

for Three Months Ended:

Our chicken segment and our sales of other product segment include sales of products that we produce and purchase for resale in the United States and Mexico. Both of these segments conduct separate operations in the United States and Mexico and are reported as two seprarate geographical areas.

Inter-area sales and inter-segment sales, which are not material, are accounted for at prices comparable to normal trade customer sales. Fixed assets by segment and geographic area are those assets which are used in our operations in each segment or area. Corporate assets are included with chicken and other products. You should read this financial data in conjunction with the appropriate period financial statements and the related notes and “Management’s Discussion and Analysis of Results of Operations and Financial Condition” included in our SEC filings.

(in thousands)	Sep 25, 2011	Sep 26, 2010
Net Sales to Customers:
Chicken:
United States	$1,524,858	$1,426,134
Mexico	182,169	147,412

Sub-total	1,707,027	1,573,546
Other Products:
United States	173,322	139,052
Mexico	10,875	7,252

Sub-total	184,197	146,304

Total	$1,891,224	$1,719,850

Operating Income:
Chicken:
United States	$(115,135)	$82,169
Mexico	(1,209)	26,346

Sub-total	(116,344)	108,515
Other Products:
United States	—	2,502
Mexico	2,760	1,181

Sub-total	2,760	3,683
Non-recurring recoveries	—	—
Restructuring Items, net	(11,472)	(1,006)

Total	$(125,056)	$113,204

Depreciation and Amortization: (a)
Chicken:
United States	$48,083	$51,548
Mexico	1,896	2,156

Sub-total	49,979	53,704
Other Products:
United States	3,614	4,164
Mexico	38	56

Sub-total	3,652	4,220

Total	$53,631	$57,924

Total Assets:
Chicken:
United States	$2,427,963	$2,487,306
Mexico	386,124	372,417

Sub-total	2,814,087	2,859,723
Other Products:
United States	181,692	155,101
Mexico	3,907	3,157

Sub-total	185,599	158,258

Total	$2,999,686	$3,017,981

Capital Expenditures:
Chicken:
United States	$16,711	$39,474
Mexico	$2,006	$1,864

Sub-total	18,717	41,338
Other Products:
United States	—	256
Mexico	—	—

Sub-total	—	256

Total	$18,717	$41,594

(a) Includes amortization of capitalized financing costs of approximately	$2,515	$3,726